SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
AMETEK, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

☐	Fee paid previously with preliminary materials

Your **Vote** Counts!

AMETEK, INC.

2023 Annual Meeting
Vote by May 3, 2023. For shares held in a
Plan, vote by May 1, 2023 11:59 p.m. Eastern Time

AMETEK

AMETEK, INC.
1100 CASSATT ROAD
BERWYN, PA 19312

D95479-P82777

You invested in AMETEK, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 4, 2023.**

Get informed before you vote

The Notice of Meeting, Notice of Internet Availability of Proxy Materials, Proxy Statement, Proxy Card and other related materials are available at http://www.ametek.com/2023proxy and www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 4, 2023
11:00 a.m. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/AME2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Your Vote Counts!AMETEK, INC.1100

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors for a term of three years **Nominees:** 1a. Thomas A. Amato	For
1b. Anthony J. Conti	For
1c. Gretchen W. McClain	For
2. Approval, by advisory vote, of the compensation of AMETEK, Inc.'s named executive officers.	For
3. Cast an advisory vote on the frequency of future advisory votes on executive compensation.	1 Year
4. Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for 2023.	For

NOTE: At their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D95480-P82777